December 31, 2017

                        Pioneer Short Term Income Fund

 Supplement to the Prospectus, Summary Prospectus and Statement of Additional
                   Information, each dated December 31, 2017

Effective February 5, 2018, the fund is eliminating the front-end sales charge
(load) on Class A shares.

Accordingly, on or after February 5, 2018, Class A shares may be purchased at net asset value without paying an initial sales charge. In addition, Class A shares purchased on or after February 5, 2018 also will not be subject to a contingent deferred sales charge (CDSC).

Until February 5, 2018, the following replaces the corresponding information in the section "Fees and expenses of the fund" in the "Fund summary":

Shareowner fees

(fees paid directly from your investment)                                       Class A
Maximum sales charge (load) when you buy shares (as a percentage of offering
  price)                                                                           2.50%
Maximum deferred sales charge (load) (as a percentage of offering price or the
  amount you receive when you sell shares, whichever is less)                   None/1/

1 Class A purchases of $500,000 or more that are not subject to an initial sales charge may be subject to a contingent deferred sales charge of 1%. See "Sales charges."

Prior to February 5, 2018, the following applies to purchases of Class A shares.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred (back-end) sales charge (CDSC) waivers, which are discussed under "Intermediary defined sales charge waiver policies." In all instances, it is the purchaser's responsibility to notify the fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts. Please see the "Intermediary defined sales charge waiver policies" section to determine any sales charge discounts and waivers that may be available to you through your financial intermediary.

Class A shares

.. You pay a sales charge of up to 2.50% of the offering price, which is reduced or waived for large purchases and certain types of investors. At the time of your purchase, your investment firm may receive a commission from the distributor of up to 2%, declining as the size of your investment increases.

.. There is no contingent deferred sales charge, except in certain circumstances when no initial sales charge is charged.

..  Distribution and service fees of 0.20% of average daily net assets.

Initial sales charges (Class A shares only)

You pay the offering price (the net asset value per share plus any initial sales charge) when you buy Class A shares unless you qualify to purchase shares at net asset value. You pay a lower sales charge as the size of your investment increases. You do not pay a sales charge when you reinvest dividends or capital gain distributions paid by the fund.

Sales charges for Class A shares

                                                Sales charge as % of
                                                --------------------
                                                             Net
                                                Offering    amount
               Amount of purchase                price     invested
               ------------------               --------   --------
               Less than $50,000                  2.50       2.56
               $50,000 but less than $100,000     2.00       2.06
               $100,000 but less than $250,000    1.50       1.52
               $250,000 but less than $500,000    1.00       1.01
               $500,000 or more                    -0-        -0-

The dollar amount of the sales charge is the difference between the offering price of the shares purchased (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of the net amount invested for any particular purchase of fund shares may be higher or lower due to rounding.

Reduced sales charges - Class A shares

You may qualify for a reduced Class A sales charge if you own or are purchasing shares of Pioneer mutual funds. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints." Amundi Pioneer offers two principal means of taking advantage of breakpoints in sales charges for aggregate purchases of Class A shares of the Pioneer funds over time if:

.. The amount of shares you own of the Pioneer funds plus the amount you are investing now is at least $50,000 (Rights of accumulation)

.. You plan to invest at least $50,000 over the next 13 months (Letter of intent)

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the fund or through a financial intermediary. Please see the "Intermediary defined sales charge waiver policies" section for more information.

Rights of accumulation - Class A shares only

If you qualify for rights of accumulation, your sales charge will be based on the combined value (at the current offering price) of all your Pioneer mutual fund shares, the shares of your spouse and the shares of any children under the age of 21.

Letter of intent - Class A shares only

You can use a letter of intent to qualify for reduced sales charges in two situations:

.. If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gain distributions) in the fund's Class A shares during the next 13 months

.. If you include in your letter of intent the value (at the current offering price) of all of your Class A shares of the fund and Class A, Class C or Class C2 shares of all other Pioneer mutual fund shares held of record in the amount used to determine the applicable sales charge for the fund shares you plan to buy

Completing a letter of intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), the distributor will recalculate your sales charge. Any share class for which no sales charge is paid cannot be included under the letter of intent. For more information regarding letters of intent, please contact your investment professional or obtain and read the statement of additional information.

Qualifying for a reduced Class A sales charge

In calculating your total account value in order to determine whether you have met sales charge breakpoints, you can include your Pioneer mutual fund shares, those of your spouse and the shares of any children under the age of 21. Amundi Pioneer will use each fund's current offering price to calculate your total account value. Certain trustees and fiduciaries may also qualify for a reduced sales charge.

To receive a reduced sales charge, you or your investment professional must, at the time of purchase, notify the distributor of your eligibility. In order to verify your eligibility for a discount, you may need to provide your investment professional or the fund with information or records, such as account numbers or statements, regarding shares of the fund or other Pioneer mutual funds held in all accounts by you, your spouse or children under the age of 21 with that investment professional or with any other financial intermediary. Eligible accounts may include joint accounts, retirement plan accounts, such as IRA and 401(k) accounts, and custodial accounts, such as ESA, UGMA and UTMA accounts.

It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.

For this purpose, Pioneer mutual funds include any fund for which the distributor is principal underwriter and, at the distributor's discretion, may include funds organized outside the U.S. and managed by Amundi Pioneer or an affiliate.

You can locate information regarding the reduction or waiver of sales charges free of charge on Amundi Pioneer's website at us.pioneerinvestments.com. The website includes hyperlinks that facilitate access to this information.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the fund or through a financial intermediary. Please see the "Intermediary defined sales charge waiver policies" section for more information.

Class A purchases at net asset value

You may purchase Class A shares at net asset value (without a sales charge) as follows. If you believe you qualify for any of the Class A sales charge waivers discussed below, contact your investment professional or the distributor. You are required to provide written confirmation of your eligibility. You may not resell these shares except to or on behalf of the fund.

Class A purchases at net asset value are available to:

..  Current or former trustees and officers of the fund;

.. Partners and employees of legal counsel to the fund (at the time of initial share purchase);

.. Directors, officers, employees or sales representatives of Amundi Pioneer and its affiliates (at the time of initial share purchase);

.. Directors, officers, employees or sales representatives of any subadviser or a predecessor adviser (or their affiliates) to any investment company for which Amundi Pioneer serves as investment adviser (at the time of initial share purchase);

.. Officers, partners, employees or registered representatives of broker-dealers (at the time of initial share purchase) which have entered into sales agreements with the distributor;

.. Employees of Regions Financial Corporation and its affiliates (at the time of initial share purchase);

..  Members of the immediate families of any of the persons above;

.. Any trust, custodian, pension, profit sharing or other benefit plan of the foregoing persons;

..  Insurance company separate accounts;

.. Certain wrap accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the distributor;

.. Other funds and accounts for which Amundi Pioneer or any of its affiliates serves as investment adviser or manager;

.. Investors in connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies;

..  Certain unit investment trusts;

.. Group employer-sponsored retirement plans with at least $500,000 in total plan assets. Waivers for group employer-sponsored retirement plans do not apply to traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans, or to brokerage relationships in which sales charges are customarily imposed;

.. Group employer-sponsored retirement plans with accounts established with Amundi Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets;

.. Participants in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer;

.. Investors purchasing shares pursuant to the reinstatement privilege applicable to Class A shares; and

.. Shareholders of record (i.e., shareholders whose shares are not held in the name of a broker or an omnibus account) on the date of the reorganization of a predecessor Safeco fund into a corresponding Pioneer fund, shareholders who owned shares in the name of an omnibus account provider on that date that agrees with the fund to distinguish beneficial holders in the same manner, and retirement plans with assets invested in the predecessor Safeco fund on that date.

In addition, Class A shares may be purchased at net asset value through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Amundi Pioneer to include the Pioneer funds in their program without the imposition of a sales charge. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class. Such mutual fund programs include certain self-directed brokerage services accounts held through qualified intermediaries that may or may not charge participating investors transaction fees.

Contingent deferred sales charges (CDSCs)

Class A shares

Effective February 5, 2018, you may purchase Class A shares at net asset value without paying an initial sales charge. In addition, Class A shares purchased on or after February 5, 2018 will not be subject to a contingent deferred sales charge (CDSC). However, purchases of Class A shares of $500,000 or more that were made prior to February 5, 2018, and that were not subject to an initial sales charge at the time of purchase, may be subject to a contingent deferred sales charge upon redemption. For such purchases made prior to February 5, 2018, a contingent deferred sales charge is payable to the distributor in the event of a share redemption within 12 months following the share purchase at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. However, the contingent deferred sales charge is waived for redemptions of Class A shares purchased by an employer-sponsored retirement plan that has at least $500,000 in total plan assets (or that has 1,000 or more eligible employees for plans with accounts established with Amundi Pioneer on or before March 31, 2004).

Intermediary defined sales charge waiver policies

Merrill Lynch

Effective April 10, 2017, shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the fund's statement of additional information.

Front-End Sales Charge Waivers for Class A Shares available at Merrill Lynch

.. Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the plan is a group plan (more than one participant), the shares are not held in a commission-based brokerage account and shares are held in the name of the plan through an omnibus account

..  Shares purchased by or through a 529 Plan

.. Shares purchased through a Merrill Lynch affiliated investment advisory program

.. Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform

..  Shares of funds purchased through the Merrill Edge Self-Directed platform
   (if applicable)

.. Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

.. Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

.. Employees and registered representatives of Merrill Lynch or its affiliates and their family members

.. Trustees of the fund, and employees of the fund's investment adviser or any of its affiliates, as described in this prospectus

.. Shares purchased from the proceeds of redemptions within the Pioneer fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and
   (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on Class A and C Shares available at Merrill Lynch

..  Death or disability of the shareholder

.. Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus

..  Return of excess contributions from an IRA Account

.. Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2

.. Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

..  Shares acquired through a right of reinstatement

.. Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C shares only)

Front-End Sales Charge Discounts for Class A Shares available at Merrill Lynch:
Breakpoints, Rights of Accumulation and Letters of Intent

..  Breakpoints as described in this prospectus.

.. Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Pioneer fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible Pioneer fund family assets not held at Merrill Lyn ch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

.. Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the Pioneer fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

                                                                  30715-00-0118
                                      (C) 2017 Amundi Pioneer Distributor, Inc.
                                            Underwriter of Pioneer mutual funds
                                                                    Member SIPC